SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 3, 2005

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On February 3, 2005, Valeant Pharmaceuticals International (the “Company”), entered into an underwriting agreement with Bear Stearns & Co. Inc., in connection with the Company’s offering of 7,200,000 shares of common stock. Pursuant to the underwriting agreement, the Company granted Bear Stearns & Co. Inc. an option to purchase up to an additional 1,080,000 shares from the Company at the public offering price less the underwriting discounts and commissions, within 30 days from February 3, 2005 solely to cover any over allotments.

     The public offering price per share was $24.00, and the underwriting discount and commission per share was $1.08. The offering is expected to close on or about February 9, 2005 and the Company is expected to receive net proceeds before expenses of $165,024,000. A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

Item 7.01. Regulation FD Disclosure.

     On February 4, 2005, the Company issued a press release related to the pricing of the Company’s offering of 7,200,000 shares of common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 7.01 of this Current Report in Form 8-K, including Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or to Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 3, 2005 between Valeant Pharmaceuticals International and Bear Stearns & Co. Inc.
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP, with respect to the legality of the shares offered.
99.1	Press release announcing pricing of the offering, dated February 4, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005	VALEANT PHARMACEUTICALS INTERNATIONAL
By /s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 3, 2005 between Valeant Pharmaceuticals International and Bear Stearns & Co. Inc.
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP, with respect to the legality of the shares offered.
99.1	Press release announcing pricing of the offering, dated February 4, 2005.